SCHEDULE OF INVESTMENTS

Ivy Natural Resources Fund (in thousands)	DECEMBER 31, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value

Australia
Materials – 3.8%
BHP Group plc	500	$11,769

Total Australia – 3.8%		$11,769

Canada
Energy – 1.5%
Suncor Energy, Inc.	145	4,740

Industrials – 2.8%
Canadian Pacific Railway Ltd.	34	8,660

Materials – 6.6%
Barrick Gold Corp.	583	10,841
Nutrien Ltd.(A)	129	6,187
West Fraser Timber Co. Ltd.(A)	79	3,485
		20,513

Total Canada – 10.9%		$33,913

France
Energy – 3.2%
Total S.A. ADR	176	9,733

Total France – 3.2%		$9,733

Hong Kong
Materials – 0.0%
China Metal Recycling (Holdings) Ltd.(B)(C)	30,000	—*

Total Hong Kong – 0.0%		$ —*

India
Energy – 1.1%
Reliance Industries Ltd.	159	3,381

Total India – 1.1%		$3,381

Netherlands
Energy – 2.6%
Core Laboratories N.V.	50	1,893
Royal Dutch Shell plc, Class A	213	6,253
		8,146

Total Netherlands – 2.6%		$8,146

Portugal
Energy – 2.3%
Galp Energia SGPS S.A., Class B	430	7,188

Total Portugal – 2.3%		$7,188

South Africa
Materials – 1.8%
Mondi plc	243	5,717

Total South Africa – 1.8%		$5,717

United Kingdom
Energy – 2.5%
BP plc	1,242	7,759

Materials – 4.8%
Croda International plc	52	3,558
Rio Tinto plc	190	11,342
		14,900

Total United Kingdom – 7.3%		$22,659

United States
Energy – 49.0%
Cabot Oil & Gas Corp.	253	4,407
Chevron Corp.	124	14,981

Cimarex Energy Co.	70	3,678
Concho Resources, Inc.	117	10,213
ConocoPhillips	180	11,691
Diamondback Energy, Inc.	91	8,455
Enterprise Products Partners L.P.	319	8,995
EOG Resources, Inc.	126	10,552
Halliburton Co.	290	7,085
HollyFrontier Corp.	28	1,411
Magellan Midstream Partners L.P.	124	7,825
Marathon Petroleum Corp.(D)	211	12,701
Noble Energy, Inc.	240	5,960
ONEOK, Inc.	85	6,457
Parsley Energy, Inc., Class A	256	4,847
Phillips 66	137	15,230
Valero Energy Corp.	132	12,342
WPX Energy, Inc.(B)	397	5,450
		152,280

Industrials – 2.8%
Union Pacific Corp.	49	8,783

Information Technology – 0.5%
Enphase Energy, Inc.(A)(B)	63	1,656

Materials – 14.3%
Air Products and Chemicals, Inc.	22	5,211
Albemarle Corp.	23	1,669
Avery Dennison Corp.	23	3,047
FMC Corp.	33	3,303
Graphic Packaging Holding Co.	126	2,090
Huntsman Corp.	137	3,308
LyondellBasell Industries N.V., Class A	33	3,121
Packaging Corp. of America	50	5,556
PPG Industries, Inc.	47	6,296
Sherwin-Williams Co. (The)	8	4,920
Southern Copper Corp.	139	5,887
		44,408

Total United States - 66.6%		$207,127

TOTAL COMMON STOCKS – 99.6%		$309,633
(Cost: $312,285)

SHORT-TERM SECURITIES
Money Market Funds (E) – 4.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class
1.550%	2,376	2,376

Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares 1.550% (F)	10,426	10,426
		12,802

TOTAL SHORT-TERM SECURITIES – 4.1%		$12,802
(Cost: $12,802)

TOTAL INVESTMENT SECURITIES – 103.7%		$322,435
(Cost: $325,087)

LIABILITIES, NET OF CASH AND OTHER ASSETS (G) – (3.7)%		(11,593)

NET ASSETS – 100.0%		$310,842

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $10,101 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	All or a portion of securities with an aggregate value of $168 are held in collateralized accounts for OTC foreign forward currency contracts collateral.

(E)	Rate shown is the annualized 7-day yield at December 31, 2019.

(F) (G)	Investment made with cash collateral received from securities on loan. Cash of $2,600 has been pledged as collateral on OTC forward foreign currency contracts.

The following forward foreign currency contracts were outstanding at December 31, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	20,865	U.S. Dollar	22,978	1-10-20	Morgan Stanley International	$—	$437
British Pound	30,616	U.S. Dollar	37,593	1-10-20	UBS AG	—	2,970
Canadian Dollar	4,377	U.S. Dollar	3,307	1-10-20	UBS AG	—	63
						$—	$3,470

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$309,633	$—	$—	*
Short-Term Securities	12,802	—	—
Total	$322,435	$—	$—	*

Liabilities
Forward Foreign Currency Contracts	$—	$3,470	$—

During the period ended December 31, 2019, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

For Federal income tax purposes, cost of investments owned at December 31, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$325,087

Gross unrealized appreciation	52,873

Gross unrealized depreciation	(55,525)

Net unrealized depreciation	$(2,652)